                              September 27, 1996

Mr. Christopher R. McCleary
President
DIGEX, Incorporated
6800 Virginia Manor Road
Beltsville, MD 20705

RE: (A) Series C Subordinated Convertible Debentures

Dear Chris:

The undersigned party (hereinafter referred to as "Purchaser") is happy to inform you that we have committed to purchase 21% of a $5,000,000.00 Series C Subordinated Convertible Debenture in accordance with the terms described in the attached and initialled term sheet dated September 27, 1996.

The obligations of the Purchaser to purchase the Series C Subordinated Convertible Debenture are conditioned upon acceptable definitive written documentation including requisite representations and warrants to the Purchaser from DIGEX, Incorporated (the "Company"). However, no further approvals are required by the Purchaser's investment or executive committees.

/s/ Blue Chip Capital Fund L.P.
----------------------------------
Limited Partnership Name

By: /s/ Blue Chip Venture Company
    ------------------------------
    General Partner

By: /s/ John A. Wyant
    ------------------------------

Name: John A. Wyant
      ----------------------------

Title: President
       ---------------------------

Date:      9/27/96
       ---------------------------

                              DIGEX, INCORPORATED
                        MEMORANDUM OF PRIVATE PLACEMENT
             SERIES C SUBORDINATED CONVERTIBLE DEBENTURE OFFERING
                              SEPTEMBER 27, 1996


Issuer:                         DIGEX, Incorporated

Purchasers:                     Grotech Partners
                                Venrock Associates II
                                Blue Chip Capital Fund
                                Southern Venture Fund

Security Offered:               Series C Subordinated Convertible Debentures

Interest Rate:                  10% per annum compounded monthly

Interest Payments:              Accrued and converted to (a) Common at
                                conversion date or, (b) accrued and paid at redemption date.

Term:                           6 months from issue date

Principal Amount:               $5,000,000.00 (which may be drawn in
                                $1,000,000.00 increments)

Purchasers' Allocation:         Grotech Partners        41%
                                                        ---
                                Venrock Associates II   28%
                                                        ---
                                Blue Chip Capital Fund  21%
                                                        ---
                                Southern Venture Fund   10%
                                                        ---

Redemption Option:              Issuer may redeem at any time during the term.
                                Purchasers may redeem at face value upon a merger or sale of at least 51% of the fully diluted voting shares of the company.

Conversion Events:              Purchasers must convert into DIGEX Common
                                conterminous with (a) an initial public
                                offering, (b) an equity private placement of DIGEX Common Stock over $20,000,000.00 or (c) at maturity.

Conversion Price:               The conversion price shall be at 80% of the
                                price per share of the (a) initial public offering or (b) an equity private placement of at least $20,000,000.00. In the event of (c) at maturity date, the conversion price will be $3.73.

Warrants:                       The debenture has attached warrants to purchase
                                500,000 shares of DIGEX Common at $1.50 per share, exercisable on or before 12/31/98. The warrants shall be issued on a 10:1 basis dollars to warrants pro-rata with the dollars as drawn by the Company. If Conversion Event (a) or (b) has not occurred by 12/31/96, the strike price of Purchasers' warrants shall be reduced from $1.50 per share to $0.75 per share. The debenture warrant grant will increase by 150,000 shares per month on the last day of months four, five and six of the term until mandatory conversion or redemption occurs. The strike price of the additional debenture warrant grant shall be $0.75 per share.

Voting Rights:                  Vote on an as-converted basis.

Current Shares Outstanding:     6,113,911 excluding 240,000 outstanding
                                warrants, 2,283,300 options issued and granted, and 202,280 options issued and ungranted pursuant to the employee stock option plan.



            Above reflects reverse split totals as reflected in the DIGEX, Incorporated Preliminary Prospectus dated July 23, 1996.